Rule 497(e)

Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Senior Loan Fund

(the “Fund”)

Supplement To the Fund’s Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”)

Dated March 10, 2026

Important Notice Regarding Change in Investment Policy

Notwithstanding anything to the contrary in the Fund’s summary prospectus, prospectus or statement of additional information, effective on or about May 25, 2026, the Fund’s non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 to invest at least 80% of its net assets (including investment borrowings) in first lien senior floating rate bank loans will be revised as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in first and second lien senior floating rate bank loans (collectively, “Senior Loans”).

In connection with the change described above, the second paragraph of the “Principal Investment Strategies” section in the Prospectus will be deleted and replaced with the following:

Senior Loans are advances or commitments of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pay interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, such as the Secured Overnight Financing Rate (“SOFR”), a similar reference rate, or the prime rate offered by one or more major U.S. banks. First lien loans are considered senior to all other unsecured claims against the borrower and senior to or equal with all other secured claims, meaning that in the event of a bankruptcy of the borrower, first lien loans, together with other first lien claims, are entitled to be the first to be repaid out of proceeds of the assets securing the loans, before other existing unsecured claims or interests receive repayment. Second lien loans are junior to first lien loans but are still secured by a lien on the assets of the borrower, meaning that in the event of a bankruptcy of the borrower, second lien loans are entitled to be repaid out of proceeds of the assets securing the loans after first lien claims have been satisfied but before unsecured claims. However, in bankruptcy proceedings, there may be other claims, such as taxes or additional advances that take precedence.

The first paragraph of the “Fund Investments—Principal Investments—Senior Loans” section in the Prospectus will be deleted and replaced with the following:

Senior loans represent debt obligations of sub-investment grade corporate borrowers, similar to high yield bonds; however, senior loans are different from traditional high yield bonds in that senior loans are typically senior to other obligations of the borrower and generally secured by a lien on all or some portion of the assets of the borrower. These loans are often arranged by a syndicate of banks to refinance a borrower’s existing debt, to finance acquisitions, dividends, leveraged buyouts, and for general corporate purposes. Senior loans may be acquired by the Fund in whole or through the purchase of a participation. Senior loans rank at the top of a borrower’s capital structure in terms of priority of payment, ahead of any subordinated debt or the borrower’s preferred or common equity. These loans are often secured, as the holders of these loans typically hold or share a first or second lien priority on most if not all of the corporate borrower’s plant, property, equipment, receivables, cash balances, licenses, trademarks, etc. Senior loans typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the SOFR, a similar reference rate, or the prime rate offered by one or more major U.S. banks plus a premium. Senior loans are typically made to U.S. and, to a lesser extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions.

The following paragraph of the “Investment Strategies—Types of Investments” section in the SAI will be deleted and replaced with the following:

Loans. The Fund may invest in fixed and floating rate loans (“Loans”). Loans may include first and second lien senior floating rate loans (collectively, “Senior Loans”), as well as unsecured loans or more junior loans and bridge loans (“Junior Loans”). Loans are typically arranged through private negotiations between borrowers in the United States or in foreign or emerging markets which are generally corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). The Fund may invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties.

The following paragraphs of the “Investment Strategies—Types of Investments” section in the SAI will be deleted and replaced with the following:

Other Loans. The Fund may invest in secured loans that are not first or second lien and loans that are unsecured. These loans have the same characteristics as Senior Loans except that such loans are not first or second in priority of repayment and/or are not secured by collateral. Accordingly, the risks associated with these loans are higher than the risks for loans with first or second priority over the collateral. Because these loans are lower in priority and/or unsecured, they are subject to the additional risk that the cash flow of the borrower may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. In the event of default on such a loan, the first priority lien holder has the first claim to the underlying collateral, followed by the second lien holder, whose claim is subordinate to that of the first priority lien holder. It is possible that no value would remain for the holders of secured loans that are not first or second lien and loans that are unsecured and therefore result in a loss of investment to the Fund.

Secured loans that are not first or second lien and loans that are unsecured generally have greater price volatility than Senior Loans and may be less liquid. Secured loans that are not first or second lien and loans that are unsecured share the same risks as other below investment grade instruments.

Please Keep this Supplement with your Fund Summary Prospectus,
Prospectus and SAI for Future Reference